UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2006

MAF BANCORP, INC.

(Exact name of registrant as specified in its charter)

_____________________________

Delaware (State or other jurisdiction of Incorporation)	0-18121 (Commission File Number)	36-3664868 (I.R.S. Employer Identification No.)
55th Street & Holmes Avenue Clarendon Hills, Illinois (Address of principal executive offices)		60514 (Zip Code)

Registrant’s telephone number, including area code (630) 325-7300

Not Applicable

(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On February 24, 2006, MAF Bancorp, Inc. (“MAF”) issued a press release announcing its participation in the Midwest 2006 Super-Community Bank Conference to be held in Chicago, Illinois on February 28 and March 1, 2006. The Company’s presentation on February 28, 2006, will be broadcast on the Internet at http://www.investorcalendar.com/IC/CEPage.asp?ID=101669 and will also be available through MAF’s website at www.mafbancorp.com.

MAF also announced its participation in the Keefe, Bruyette & Woods 2006 Regional Bank Conference to be held in Boston, Massachusetts on March 1-2, 2006. The Company’s presentation on March 1, 2006, will be broadcast on the Internet at http://www.kbw.com/news/conference_regional.html and will also be available at www.mafbancorp.com.

The press release attached hereto as Exhibit 99.1 and the presentation materials being used at the conferences attached hereto as Exhibit 99.2 are incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAF BANCORP, INC. By: /s/ Jerry A. Weberling Jerry A. Weberling Executive Vice President and Chief Financial Officer

Date: February 24, 2006

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EXHIBIT LIST

Exhibit

99.1	Press Release dated February 24, 2006
99.2	Conference Presentation Materials

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